                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT made as of October ___, 1997, by and among UNIMARK FOODS, INC., a Texas corporation which is the Borrower, and THE UNIMARK GROUP, INC., a Texas corporation ("GROUP"), UNIMARK INTERNATIONAL, INC., a Texas corporation and a wholly-owned subsidiary of Group, and SIMPLY FRESH FRUIT, INC., a California corporation and a wholly-owned subsidiary of Borrower (each of which shall be a "GUARANTOR" hereunder and which collectively shall be "GUARANTORS"); and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a New York Branch of a Netherlands Cooperative Banking Organization which is the Lender.

                                R E C I T A L S:

         A. The Borrower, the Guarantors and the Lender are parties to a Revolving Credit Agreement dated as of February 12, 1997 (the "Original Credit Agreement").

         B. The Borrower has asked the Lender to reduce the credit available to Borrower's Mexican subsidiaries and to increase the maximum amount of credit available to Borrower in the United States.

         C. The parties desire to amend the Original Credit Agreement to reflect such increase in the maximum amount available for the Borrower to borrow from $8,500,000 to $9,500,000, subject to the terms and conditions hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SAME TERMS. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this First Amendment to Revolving Credit Agreement, and as the same shall hereafter be amended from time to time.

         2. AMENDMENTS TO ORIGINAL CREDIT AGREEMENT. Effective as of the date above, the following changes shall be made to the Original Credit Agreement.

                 a. In Section 2.1(ii), $8,500,000 shall be changed to $9,500,000.

                 b. In the Definitions contained in the Appendix, under the definition of "Revolving Note", Exhibit 2.2 shall be changed to
         Exhibit 2.2A.

FIRST AMENDED REVOLVING CREDIT AGREEMENT - PAGE 1

                 c. In Section 2.2, in the first sentence, the words "is dated the date hereof" shall be deleted, and, therefore, the first sentence of Section 2.2 shall now read in its entirety the following:

                          The Advances made by the Lender shall be evidenced by a Revolving Note executed by the Borrower which is in the amount of the Commitment, is payable to the order of Lender at the office of the Lender, and bears interest in accordance with the terms thereof.

                 d. Exhibit 2.2, Form of Revolving Note, shall be wholly replaced by Exhibit 2.2A, Form of Restated Revolving Note, which is attached hereto as Exhibit 2.2A and incorporated herein by reference.

                 e. Exhibit 5.9(b), Borrowing Base Certificate, shall be wholly replaced by Exhibit 5.9(b)A, Restated Borrowing Base Certificate, which is attached hereto as Exhibit 5.9(b)A and incorporated herein by reference.

         3. CERTAIN REPRESENTATIONS. Each Obligated Party, jointly and severally, represents and warrants that, as of the date hereof:

                 (a) the representations and warranties contained in the Original Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

                 (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

                 (c) the Borrower and each of the Guarantors have full power and authority to execute this First Amendment to Revolving Credit Agreement, and this First Amendment to Revolving Credit Agreement constitutes the legal, valid and binding obligation of the Borrower and each of the Guarantors enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and

                 (d) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by the Borrower or any of the Guarantors of this First Amendment to Revolving Credit Agreement.

         4. GUARANTORS' ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges and consents to the execution, delivery and performance of this First Amendment to Revolving Credit Agreement, (ii) agrees that its obligations in respect of its Guaranty are not released, modified, impaired or affected in any manner by this First Amendment to Revolving





FIRST AMENDED REVOLVING CREDIT AGREEMENT - PAGE 2

Credit Agreement or any of the provisions contemplated herein, and (iii) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         5. CONDITIONS OF EFFECTIVENESS. This First Amendment to Revolving Credit Agreement shall be effective as of the date and year first above written, subject to the following:

                 (a) The Lender shall have received this First Amendment to Revolving Credit Agreement executed by Borrower and each Guarantor; and

                 (b) The Lender shall have received the Restated Revolving Note and the Restated Borrowing Base Certificate executed by Borrower, such Restated Revolving Note to be in substitution for, in lieu of, and in replacement of that certain Revolving Note executed by Borrower on February 12, 1997.

         6. LIMITATION ON AGREEMENTS. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This First Amendment to Revolving Credit Agreement shall constitute a Loan Document for all purposes. The Original Credit Agreement, as amended by this First Amendment to Revolving Credit Agreement, and all other Loan Documents executed in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         7. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment to Revolving Credit Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of- pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Revolving Credit Agreement, as amended by this First Amendment to Revolving Credit Agreement).

         8. EXECUTION IN COUNTERPARTS. This First Amendment to Revolving Credit Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         9. ENTIRETY, ETC. This instrument together with all of the other Loan Documents embodies the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





FIRST AMENDED REVOLVING CREDIT AGREEMENT - PAGE 3

                 IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Revolving Credit Agreement to be effective as of the date and year first above written.

                                       BORROWER AND OBLIGATED PARTY:

                                       UNIMARK FOODS, INC.



                                       By:
                                          ------------------------------------

                                         Name:
                                              --------------------------------

                                         Title:
                                               -------------------------------

                                       Notice Address:
                                       124 McMakin Road
                                       Bartonville, Texas  76226
                                       (817) 491-2992

                                       OTHER OBLIGATED PARTIES:

                                       THE UNIMARK GROUP, INC.


                                       By:
                                          ------------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------


                                       UNIMARK INTERNATIONAL, INC.



                                       By:
                                          ------------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------





FIRST AMENDED REVOLVING CREDIT AGREEMENT - PAGE 4

                                       SIMPLY FRESH FRUIT, INC.


                                       By:
                                          ------------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------


                                       LENDER:

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND, NEW YORK BRANCH,
                                       a New York Branch of a Netherlands
                                       Cooperative Banking Organization


                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------



                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------

                                       NOTICE ADDRESS:

                                       245 Park Avenue
                                       New York, New York  10167
                                       Attention: Corporate Services

                                       cc:      Rabobank Nederland
                                                13355 Noel Road
                                                One Galleria Tower, Suite 1000
                                                Dallas, Texas  75240
                                                Attention: Gordon E. Arnold





FIRST AMENDED REVOLVING CREDIT AGREEMENT - PAGE 5